SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                             (Amendment No. )

    ----
                          Filed by the Registrant
   / X /

   ----

    ----
                Filed by a party other than the Registrant
   /   /

   ----
Check the appropriate box:
 ----

/   /    Preliminary Proxy Statement

----
 ----
/   /    Confidential, for Use of the Commission Only (as
----          permitted by Rule 14a-6(e) (2))

 ----
/ X /    Definitive Proxy Statement

----

 ----

/   /    Definitive Additional Materials

----
 ----
/   /    Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----     Sec. 240.14a-12

             PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
                     PUTNAM MANAGED HIGH YIELD TRUST
                    PUTNAM TAX-FREE HEALTH CARE FUND

             (Name of Registrant as Specified In Its Charter)

                (Name of Person(s) Filing Proxy Statement,
                         if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

 ----
/ X /    No fee required
----
 ----
/   /    Fee computed on table below per Exchange Act Rule 14a
----          6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
         (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

 ----
/   /    Fee paid previously with preliminary materials.
----

 ----
/   /    Check box if any part of the fee is offset as provided
----          by Exchange Act Rule 0-11(a)(2) and identify the
filing
              for which the offsetting fee was paid previously.
              Identify the previous filing by registration
statement
              number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
PUTNAM MANAGED HIGH YIELD TRUST
PUTNAM TAX-FREE HEALTH CARE FUND


The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 3.

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . .2

Trustees' Recommendations. . . . . . . . . . . . . . . .. 3

Proxy card enclosed

If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters: (1) fixing the number of Trustees and electing Trustees and (2) ratifying the selection of your fund's independent auditors.

Although we would like very much to have each shareholder attend his or her fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                             Sincerely yours,

                             /s/ George Putnam
                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST
PUTNAM MANAGED HIGH YIELD TRUST
PUTNAM TAX-FREE HEALTH CARE FUND

Notice of Annual Meeting of Shareholders

This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Convertible Opportunities and
Income Trust, Putnam Managed High Yield Trust and Putnam Tax-Free
Health Care Fund:

The Annual Meeting of Shareholders of your fund will be held on December 4, 1997 at 2:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, to consider the following:

1. Fixing the number of Trustees and electing Trustees. See page 5.

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year. See page 30.

3. Transacting other business as may properly come before the meeting.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
John A. Hill                        George Putnam, III
Ronald J. Jackson                   A.J.C. Smith
Elizabeth T. Kennan                 W. Thomas Stephens
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

September 8, 1997
Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam Convertible Opportunities and Income Trust, Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund for use at the Annual Meeting of Shareholders of each fund to be held on December 4, 1997, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.a.  (In the case of Putnam Managed High Yield Trust and Putnam
      Tax-Free Health Care Fund)  For fixing the number of
      Trustees as proposed and the election of all nominees;

1.b.  (In the case of Putnam Convertible Opportunities and Income
      Trust) For fixing the number of Trustees as proposed and the election of Class B nominees; and

2. For ratifying the selection of the independent auditors of your fund as indicated below:

Putnam Convertible Opportunities   Coopers & Lybrand L.L.P.
and Income Trust

Putnam Managed High Yield Trust    Price Waterhouse LLP
Putnam Tax-Free Health Care Fund

Who is eligible to vote?

Shareholders of record at the close of business on September 5, 1997, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Annual Meeting, the proxy, and the Proxy Statement are being mailed to shareholders of record on or about September 15, 1997.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

The Proposals

I.   ELECTION OF TRUSTEES

The Nominating Committee of the Trustees of each fund makes recommendations concerning the Trustees of that fund. The Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

Who are the nominees for Trustees?

Putnam Managed High Yield Trust
Putnam Tax-Free Health Care Fund

The Nominating Committee recommends that the number of Trustees be fixed at fourteen and that you vote for the election of all the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds except for W. Thomas Stephens who currently is not a Trustee of certain closed-end Putnam funds. Mr. Stephens is scheduled to be elected as a Trustee of those Putnam funds by the Trustees at their November meeting.

Putnam Convertible Opportunities and Income Trust

The Trustees of Putnam Convertible Opportunities and Income Trust are classified into three classes, as is reflected below. Only the Class B Trustees, whose current terms expire at the time of the Annual Meeting, are nominated for election. The nominees for Class B Trustees are John A. Hill, Ronald J. Jackson, Elizabeth
T. Kennan, Robert E. Patterson and George Putnam, III, and each is described below. Each Class B Trustee is also a Trustee of the other Putnam Funds

The Nominating Committee recommends that the number of Trustees be fixed at fourteen and that you vote for the election of each of the Class B nominees.

Jameson Adkins Baxter
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class A Trustee of Putnam Convertible Opportunities and Income
  Trust

Ms. Baxter, age 54, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Financial Corp., and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


Hans H. Estin
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class A Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Estin, age 69, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Corporation Member of The Schepens Eye Research Institute; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.

John A. Hill
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Nominee for Class B Trustee of Putnam Convertible Opportunities and Income Trust

Mr. Hill, age 55, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, TransMontaingne Oil Company, a refined oil product pipeline and distribution company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


Ronald J. Jackson
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Nominee for Class B Trustee of Putnam Convertible Opportunities and Income Trust

Mr. Jackson, age 53, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Director of Safety 1st, Inc., a company which markets a wide range of child care and safety products. He also serves as a Trustee of Salem Hospital and the Peabody Essex Museum. Mr. Jackson is a graduate of Michigan State University Business School.


Elizabeth T. Kennan
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Nominee for Class B Trustee of Putnam Convertible Opportunities and Income Trust

Ms. Kennan, age 59, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


Lawrence J. Lasser*
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class A Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Lasser, age 54, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and the United Way of Massachusetts Bay. He is a Member of the Board of Overseers of the Museum of Fine Arts in Boston, The Council on Foreign Relations, and a Member of the Board of Governors and Executive Committee at the Investment Company Institute. He is also a Trustee of the Beth Israel\Deaconess Medical Center in Boston. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


Robert E. Patterson
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Nominee for Class B Trustee of Putnam Convertible Opportunities and Income Trust

Mr. Patterson, age 52, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


Donald S. Perkins*
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class C Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Perkins, age 70, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, LaSalle Street Fund, Inc. and LaSalle U.S. Realty Income and Growth Fund, Inc., real estate investment trusts, Lucent Technologies Inc., Ryerson Tull, Inc., America's largest steel service corporation, Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the
nation's largest media conglomerates.   He previously served as a
Director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


William F. Pounds
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class A Trustee of Putnam Convertible Opportunities and Income
  Trust

Dr. Pounds, age 69, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., PerSeptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.

George Putnam*
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class C Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Putnam, age 71, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies and Houghton Mifflin Company, a major publishing company. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


George Putnam, III*
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Nominee for Class B Trustee of Putnam Convertible Opportunities and Income Trust

Mr. Putnam, age 46, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society and The Boston Family Office, L.L.C., a registered investment advisor that provides financial services to individuals and families. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


A.J.C. Smith*
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class C Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Smith, age 63, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, the Educational Broadcasting Corporation, the Economic Club of New York, the U.S. Chamber of Commerce, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.

W. Thomas Stephens
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class C Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Stephens, age 55, retired in 1996 as Chairman of the Board of Directors, President and Chief Executive Officer of Johns Manville Corporation, an insulation and roofing systems company. He also served as Executive Vice President and Chief Financial Officer of Manville and in total had 27 years of experience with Manville and its predecessor companies.

Mr. Stephens serves as a Director for Mail-Well Inc., a supplier of envelopes and high-quality printing services, Qwest Communications, a fiber optics manufacturer, The Eagle Picher Trust, a trust established to fund the settlement of asbestos-related claims, and New Century Energies, a public utility company. Mr. Stephens is a Member of the Colorado Forum and Trustee of the Denver Art Museum and The University of Arkansas Advisory Council. He is currently a Visiting Professor at the Graduate School of Business at the University of Colorado. Mr. Stephens is a graduate of the University of Arkansas.

W. Nicholas Thorndike**
[Insert Picture]

* Nominee for Trustee of Putnam Managed High Yield Trust
* Nominee for Trustee of Putnam Tax-Free Health Care Fund
* Class C Trustee of Putnam Convertible Opportunities and Income
  Trust

Mr. Thorndike, age 64, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers.

All the nominees of Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund were elected by the shareholders in March 1996 except for Messrs. Jackson and Stephens who were elected by the Trustees in May 1996, and September 1997, respectively. The 14 nominees for election as Trustees of each of Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund who receive the greatest number of votes will be elected Trustees of that fund. The Trustees serve until their successors are elected and qualified.

As described above, only the Class B Trustees of Putnam Convertible Opportunities and Income Trust, whose current terms expire at the time of the shareholder meeting, are nominated for election; the other Trustees of the fund will continue to serve under their current terms. The terms for the Class A Trustees will expire at the fund's 1999 annual meeting of shareholders and the terms of the Class C Trustees will expire at the fund's 1998 annual meeting of shareholders. Each of the Class B nominees and Class C Trustees were elected by the fund's sole shareholder in April 1995, except for Messrs. Jackson and Stephens who were elected by the Trustees in May 1996 and September 1997, respectively. Each of the Class A Trustees were elected by the shareholders in December 1996. The five nominees of Putnam Convertible Opportunities and Income Trust who receive the greatest number of votes will be elected Class B Trustees of the fund. Each Class B Trustee will be elected to a three year term expiring at the fund's 2000 annual meeting of shareholders. Each Trustee of Putnam Convertible Opportunities and Income Trust serves until the expiration of his or her term and until his or her successor is elected and qualified.

Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 14 for your fund.

On June 25, 1996, Marion Finkel (the "Plaintiff"), a shareholder of Putnam Convertible Opportunities and Income Trust, filed a class action suit in the United States District Court for the Southern District of New York (the "District Court") against the fund, its Trustees (other than Mr. Jackson, who had only recently been elected and Mr. Stephens, who was elected in September,
1997), certain fund officers, and the underwriters involved in the fund's initial public offering (collectively, the "Defendants"). The Plaintiff's complaint alleges (i) that statements in the fund's prospectus regarding the possibility that the fund's shares may trade at a discount and the actions that might be taken to address the situation constituted material misrepresentations in violation of Section 11 of the Securities Act of 1933, and (ii) that by failing to take action to address the discount the fund breached a contractual commitment to purchasers of fund shares. The complaint seeks unspecified money damages or rescission of the purchase price paid for fund shares (less any income received) and costs and expenses incurred by the Plaintiff and other class members in this litigation. On September 30,1996, the Defendants filed a motion to dismiss the suit on the grounds that it failed to state any legal basis for liability.

On February 10, 1997, the District Court granted the Defendants' motion to dismiss the suit and on July 1, 1997, the Disctrict Court denied the Plaintiff's motion to reargue the Defendants' motion to dismiss. On July 15, 1997, the Plaintiff filed an appeal of the District Court's decisions in favor of the Defendants with the United States Court of Appeals for the Second Circuit.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 96 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $60 million. The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group based on beneficial ownership. Except as otherwise noted, each Trustee has sole voting power and sole investment power with respect to his or her shares.

Share Ownership by Trustees
                   Year first                 Number of
                   elected as                 shares of
                   Trustee of                 all Putnam
                   the Putnam                 funds owned
                     funds                    as of 7/31/97 (1)
-----------------------------------------------------------------

Jameson A. Baxter     1994                          49,801
Hans H. Estin         1972                          29,717
John A. Hill          1985                          143,259
Ronald J. Jackson     1996                          125,593
Elizabeth T. Kennan   1992                           26,649
Lawrence J. Lasser    1992                          566,424
Robert E. Patterson   1984                           64,242
Donald S. Perkins     1982                          177,271
William F. Pounds     1971                          327,673
George Putnam         1957                        1,770,231
George Putnam, III    1984                          312,262
A.J.C. Smith          1986                           51,946
W. Thomas Stephens    1997                           ---(2)
W. Nicholas Thorndike 1992                            82,082
-----------------------------------------------------------------
(1) These holdings do not include shares of Putnam money market funds.
(2)  Mr. Stephens was elected as a Trustee in September 1997.

Share Ownership by Trustees

        Number of Shares owned as of July 31, 1997 of:

       Putnam Convertible   Putnam Managed      Putnam Tax-Free
       Opportunities and     High Yield          Health Care
Trustee Income Trust           Trust               Fund
-----------------------------------------------------------------

Jameson A. Baxter   281                378                 357
Hans H. Estin       208                132                 123
John A. Hill      1,600               100                 100
Ronald J. Jackson   200(1)             200(1)              200(1)
Elizabeth T. Kennan 113(2)             246(3)              232(4)
Lawrence J. Lasser  100                100                 100
Robert E. Patterson 200                200                 100
Donald S. Perkins   150                420                 899
William F. Pounds   200                500                 335
George Putnam    20,419(5)            1,037                909
George Putnam, III20,500(6)             500                500
A.J.C. Smith         100(7)             200(7)             200(7)
W. Thomas Stephens      (8)                (8)                (8)
W. Nicholas Thorndike113                144                131
-----------------------------------------------------------------
(1) Mr. Jackson has shared investment power and shared voting power with respect to such shares.
(2) Ms. Kennan is the custodian of a trust which owns all of these shares and in which she has no economic interest.
(3) Ms. Kennan is the custodian of a trust which owns 146 of these shares and in which she has no economic interest.
(4) Ms. Kennan is the custodian of a trust which owns 132 of these shares and in which she has no economic interest.
(5) Mr. Putnam has shared investment power and shared voting power with respect to 20,000 of these shares
(6) Mr. Putnam, III has shared investment power and shared voting power with respect to 20,000 of these shares.
(7) Mr. Smith has shared investment power and shared voting power with respect to such shares.
(8) Mr. Stephens was elected as a Trustee in September 1997. As of July 31, 1997, the Trustees and officers of Putnam
Convertible Opportunities and Income Trust, Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund owned a total of 44,183, 4,157 and 4,187 shares, respectively, of the funds, comprising 1.19% of the outstanding shares of Putnam Convertible Opportunities and Income Trust and less than 1% of the outstanding shares of Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund on that date.

What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

     by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;


     by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;


     by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;


     by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;


     by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and


     by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These currently include: the Committee of Independent Trustees, which conducts an annual review of all contractual arrangements with Putnam Management and its affiliates; the Contract Committee, which reviews such matters on an interim basis during the course of the year; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Legal, Administration Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; the Nominating Committee, which is responsible for selecting nominees for election as Trustees, and the Closed-end Fund Committee, which is responsible for reviewing special issues applicable to closed-end funds such as your fund.

Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. During 1996, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Committee of Independent Trustees and the Contract Committee typically meet on several additional occasions during the year to carry out their responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Compensation Committee, which consists solely of Trustees not affiliated with Putnam Management, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following tables show the fees paid to each Trustee by each fund for fiscal 1997 and the fees paid to each Trustee by all of the Putnam funds during calendar year 1996:
PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST

COMPENSATION TABLE
                    Pension or           Estimated          Total
       Aggregate    retirement     annual benefits   compensation
       compensation benefits accrued     from all       from all
       from the     as part of        Putnam funds      Putnam
      fund(1)     fund expenses(2) upon retirement(3) funds(4)

Trustees
________________________________________________________________


Jameson A. Baxter $791   $112             $85,646    $172,291(5)
Hans H. Estin      784    395              85,646        171,291
John A. Hill       785    148              85,646     170,791(5)
Ronald J. Jackson(6) 616    9              85,646      94,807(5)
Elizabeth T. Kennan  788  268              85,646        171,291
Lawrence J. Lasser   786  201              85,646        169,791
Robert E. Patterson  832  118              85,646        182,291
Donald S. Perkins    791  430              85,646        170,291
William F. Pounds(7) 812  396              98,146        197,291
George Putnam        791  454              85,646        171,291
George Putnam, III   791   78              85,646        171,291
A.J.C. Smith         779  264              85,646        169,791
W. Thomas Stephens(8) 0     0                   0              0
W. Nicholas Thorndike 828 386              85,646        181,291
(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
(3) Assumes that each Trustee retires at the normal retirement date.
    Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4) As of December 31, 1996, there were 96 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(6) Elected as a Trustee in May 1996.
(7) Includes additional compensation for service as Vice Chairman of the Putnam funds.
(8)  Elected as a Trustee in September 1997.

PUTNAM MANAGED HIGH YIELD TRUST

COMPENSATION TABLE

             Pension or           Estimated           Total
 Aggregate  retirement     annual benefits    compensation
 compensation benefits accrued   from all          from all
 from the   as part of        Putnam funds          Putnam
Trusteesfund(1) fund expenses(2)  upon retirement(3) funds(4)


Jameson A. Baxter  $799        $147       $85,646    $172,291(5)
Hans H. Estin       788         483        85,646        171,291
John A. Hill        792         180        85,646     170,791(5)
Ronald J. Jackson(6)793          24        85,646      94,807(5)
Elizabeth T. Kennan 793         314        85,646        171,291
Lawrence J. Lasser  792         235        85,646        169,791
Robert E. Patterson 812         145        85,646        182,291
Donald S. Perkins   799         525        85,646        170,291
William F. Pounds(7)821         494        98,146        197,291
George Putnam       799         554        85,646        171,291
George Putnam, III  799          95        85,646        171,291
A.J.C. Smith        781         323        85,646        169,791
W. Thomas Stephens(8) 0           0           0              0
W. Nicholas Thorndike 807       451        85,646        181,291
(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
(3) Assumes that each Trustee retires at the normal retirement date. Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4) As of December 31, 1996, there were 96 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(6) Elected as a Trustee in May 1996.
(7) Includes compensation for service as Vice Chairman of the Putnam funds.
(8)  Elected as a Trustee in September 1997.

PUTNAM TAX-FREE HEALTH CARE FUND

COMPENSATION TABLE


          Pension or           Estimated            Total
Aggregate retirement     annual benefits     compensation
compensation benefits accrued  from all          from all
from the  as part of        Putnam funds           Putnam
Trustees fund(1)    fund expenses(2)  upon retirement(3) funds(4)

Jameson A. Baxter $758     $168        $85,646    $172,291(5)
Hans H. Estin      749      570         85,646        171,291
John A. Hill       752      213         85,646     170,791(5)
Ronald J. Jackson()753       21         85,646      94,807(5)
Elizabeth T. Kennan753      379         85,646        171,291
Lawrence J. Lasser 752      284         85,646        169,791
Robert E. Patterson770      171         85,646        182,291
Donald S. Perkins  758      621         85,646        170,291
William F. Pounds(7)800     578         98,146        197,291
George Putnam       758     655         85,646        171,291
George Putnam, III  758     112         85,646        171,291
A.J.C. Smith        743     381         85,646        169,791
W. Thomas Stephens(8) 0      0             0              0
W. Nicholas Thorndike766    544         85,646        181,291

(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees.
(3) Assumes that each Trustee retires at the normal retirement date.
    Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1996.
(4) As of December 31, 1996, there were 96 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan.
(6) Elected as a Trustee in May 1996.
(7) Includes compensation for service as Vice Chairman of the Putnam funds.
(8)  Elected as a Trustee in September 1997.
Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of
(i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information about your fund, including further information about its Trustees and officers, please see "Fund
Information," on page 34.

Putnam Investments

Putnam Investment Management, Inc. and its affiliate, Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokerage, consulting, and investment management businesses.


2.  RATIFICATION OF INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Trustees as the independent auditors of Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund for their current fiscal years.

Coopers & Lybrand L.L.P., One Post Office Square, Boston,
Massachusetts 02109, independent accountants, has been selected by the Trustees as the independent auditors of Putnam Convertible
Opportunities and Income Trust for its current fiscal year.

Among the country's preeminent accounting firms, these firms together also serve as the auditors for all of the other funds in the Putnam family. Each was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of its fees.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of each of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

Further Information About Voting and the Meeting Quorum and Methods of Tabulation. The shareholders of each fund vote separately on the proposals presented for their fund. In the case of each fund, a majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its expense Management Information Services Corp., 61 Accord Park Drive, Norwell, MA 02061, to aid in the solicitation of instructions for registered and nominee accounts, for a fee not to exceed $2,500 per fund plus reasonable out- of-pocket expenses for mailing and phone costs.

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for the next annual meeting. It is anticipated that each fund's next annual meeting of shareholders will be held in December 1998. Shareholder proposals must be received by your fund before May 19, 1998, to be included in your fund's proxy statement for the next annual meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to those proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies which they are entitled to vote in favor of such proposals.
They will vote against adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish to you upon request, without charge, a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Fund Information

Limitation of Trustee liability. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Jackson, Perkins (without vote), Putnam, III (without vote), Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Patterson, Stephens and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of each fund are as follows:

PUTNAM CONVERTIBLE OPPORTUNITIES AND INCOME TRUST

                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (59)    Executive Vice President   1995
Patricia C. Flaherty (50) Senior Vice President      1995
John D. Hughes (62)       Senior Vice President
                            & Treasurer              1995
Gordon H. Silver (50)     Vice President             1995
Gary N. Coburn (51)       Vice President             1995
William J. Curtin (37)    Vice President             1996
Thomas V. Reilly (50)     Vice President             1995
Edward T. Shadek* (36)    Vice President             1997
Jennifer E. Leichter* (36)                           Vice
President 1995
William N. Shiebler** (55)                           Vice
President 1995
John R. Verani (58)       Vice President             1995
Paul M. O'Neil (44)       Vice President             1995
Beverly Marcus (53)       Clerk                      1995
-----------------------------------------------------------------
*  Portfolio manager
** President of Putnam Mutual Funds


PUTNAM MANAGED HIGH YIELD TRUST

                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (59)    Executive Vice President   1993
Patricia C. Flaherty (50) Senior Vice President      1993
John D. Hughes (62)       Senior Vice President
                            & Treasurer              1993
Gordon H. Silver (50)     Vice President             1993
Gary N. Coburn (51)       Vice President             1993
William J. Curtin (37)    Vice President             1996
Jennifer E. Leichter* (36)                           Vice
President 1993
Edward H. D'Alelio (45)   Vice President             1993
William N. Shiebler** (55)                           Vice
President 1993
John R. Verani (58)       Vice President             1993
Paul M. O'Neil (44)       Vice President             1993
Beverly Marcus (53)       Clerk                      1993
-----------------------------------------------------------------
*  Portfolio manager
** President of Putnam Mutual Funds

PUTNAM TAX-FREE HEALTH CARE FUND

                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (59)    Executive Vice President   1992
Patricia C. Flaherty (50) Senior Vice President      1992
John D. Hughes (62)       Senior Vice President
                            & Treasurer              1992
Gordon H. Silver (50)     Vice President             1992
Gary N. Coburn (51)       Vice President             1992
William J. Curtin (37)    Vice President             1996
Blake Anderson (40)       Vice President             1994
Triet M. Nguyen* (40)     Vice President             1997
Jerome J. Jacobs (39)     Vice President             1996
William N. Shiebler** (55)                           Vice
President 1992
John R. Verani (58)       Vice President             1992
Paul M. O'Neil (44)       Vice President             1992
Beverly Marcus (53)       Clerk                      1992
-----------------------------------------------------------------
*  Portfolio manager
** President of Putnam Mutual Funds


All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., Messrs. Putnam, Putnam, III, Lasser and Smith (each a nominee for Trustee of Putnam Managed High Yield Trust and Putnam Tax-Free Health Care Fund, and, except in the case of Mr. Putnam, III, who is a nominee for Trustee of Putnam Convertible Opportunities and Income Trust, a Trustee of Putnam Convertible Opportunities and Income Trust.), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.


Assets and shares outstanding of each fund as of August 29, 1997

Net assets:
  Putnam Convertible Opportunities and Income
    Trust                                       $103,477,391
  Putnam Managed High Yield Trust               $109,075,088
  Putnam Tax-Free Health Care Fund               $204,008,081

Shares outstanding and authorized to vote:

  Putnam Convertible Opportunities and Income
    Trust                                   3,704,000 shares
  Putnam Managed High Yield Trust           7,507,107 shares
  Putnam Tax-Free Health Care Fund         13,807,168 shares

5% beneficial ownership as of August 29, 1997

  Putnam Convertible Opportunities and Income Trust    None
  Putnam Managed High Yield Trust                      None
  Putnam Tax-Free Health Care Fund                     None

PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581
                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Proxy for a meeting of shareholders to be held on December 4, 1997 for Putnam Convertible Opportunities and Income Trust.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Convertible Opportunities and Income Trust on December 4, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                  PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here                                   Date

-----------------------------------------------------------------
Co-owner sign here                                      Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense offollow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!


Please fold at perforation before detaching
-----------------------------------------------------------------

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Class B Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Please mark your choices / X / in blue or black ink. Do not use red ink.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR CLASS B TRUSTEES AND FOR
PROPOSAL 2.


1.  Proposal to elect Trustees

    The nominees for Trustees are: J.A. Hill, R.J. Jackson, E.T.
    Kennan, R.E. Patterson and G. Putnam, III.

/ / FOR fixing the number of Trustees and electing all the nominees (except as marked to the contrary below.)

    To withhold authority to vote for one or more of the nominees, write those nominees' names below:

    ----------------------------------------------------------

/  /  WITHHOLD authority to vote for all nominees

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Coopers & Lybrand L.L.P.
    as the independent auditors
    of your fund.

 Note:          If you have questions on any of the Proposals,
please
      call 1-800-225-1581.

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Proxy for a meeting of shareholders to be held on December 4, 1997 for Putnam Managed High Yield Trust.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Managed High Yield Trust on December 4, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                  PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here            Date

-----------------------------------------------------------------
Co-owner sign here               Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                              State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!


Please fold at perforation before detaching
-----------------------------------------------------------------

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Please mark your choices / X / in blue or black ink. Do not use red ink.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
    Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (except as marked to the contrary below.)

    To withhold authority to vote for one or more of the nominees, write those nominees' names below:

    ----------------------------------------------------------

/  /  WITHHOLD authority to vote for all nominees

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Price Waterhouse LLP
    as the independent auditors
    of your fund.

            Note: If you have questions on any of the Proposals, please call 1-800-225-1581.

                               PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

Proxy for a meeting of shareholders to be held on December 4, 1997 for Putnam Tax-Free Health Care Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Tax-Free Health Care Fund on December 4, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

                  PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

-----------------------------------------------------------------
Shareholder sign here            Date

-----------------------------------------------------------------
Co-owner sign here               Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
-----------------------------------------------------------------

City                                   State           Zip
-----------------------------------------------------------------

Telephone
-----------------------------------------------------------------


DO YOU HAVE ANY COMMENTS?

-----------------------------------------------------------------

-----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense offollow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!


Please fold at perforation before detaching
-----------------------------------------------------------------

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR fixing the number of Trustees and electing Trustees as set forth in Proposal 1 and FOR Proposal 2. In their discretion, the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Please mark your choices / X / in blue or black ink. Do not use red ink.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR PROPOSAL 2.


1.  Proposal to elect Trustees

    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E. Patterson,
    D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, A.J.C.
    Smith, W.T. Stephens and W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees (except as marked to the contrary below.)

    To withhold authority to vote for one or more of the nominees, write those nominees' names below:

    ----------------------------------------------------------

/  /  WITHHOLD authority to vote for all nominees

2.  Proposal to ratify           FOR      AGAINST    ABSTAIN
    the selection of             /  /     /  /     /  /
    Price Waterhouse LLP
    as the independent auditors
    of your fund.

            Note: If you have questions on any of the Proposals, please call 1-800-225-1581.